EXHIBIT A

                             JOINT FILING AGREEMENT

            The undersigned hereby agree that this statement on Schedule 13D with respect to the Common Stock of 3DFX Interactive, Inc., dated as of December 18, 2006, is, and any amendments thereto (including amendments on Schedule 13D) signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(k) under the Securities Exchange Act of 1934.

DATED:  December 18, 2006                SATELLITE FUND II, L.P.

                                         By:  Satellite Advisors, L.L.C.,
                                         as General Partner

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: Attorney-in-Fact


DATED:  December 18, 2006                SATELLITE FUND IV, L.P.

                                         By:  Satellite Advisors, L.L.C.,
                                         as General Partner

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: Attorney-in-Fact


DATED:  December 18, 2006                THE APOGEE FUND, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel


DATED:  December 18, 2006                SATELLITE OVERSEAS FUND, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel

DATED:  December 18, 2006                SATELLITE OVERSEAS FUND V, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel


DATED:  December 18, 2006                SATELLITE OVERSEAS FUND VI, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel


DATED:  December 18, 2006                SATELLITE OVERSEAS FUND VII, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel


DATED:  December 18, 2006                SATELLITE OVERSEAS FUND VIII, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel

DATED:  December 18, 2006                SATELLITE OVERSEAS FUND IX, LTD.

                                         By:  Satellite Asset Management L.P.,
                                         as Investment Manager

                                         By:  /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel


DATED:  December 18, 2006                SATELLITE ASSET MANAGEMENT, L.P.


                                         By: /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: General Counsel


DATED:  December 18, 2006                SATELLITE FUND MANAGEMENT LLC

                                         By: /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: Attorney-in-Fact


DATED:  December 18, 2006                SATELLITE ADVISORS, L.L.C.

                                         By: /s/ Simon Raykher
                                         ------------------------------
                                         Name:  Simon Raykher
                                         Title: Attorney-in-Fact